Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity-Based Compensation
Equity Award Grant Practices
Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our Named Executive Officers. The Board or Compensation Committee is responsible for approving equity grants. We typically grant equity awards to new hires or employees receiving promotions upon the first regularly-scheduled quarterly grant date following the commencement of such employment or promotion. The regularly-scheduled quarterly grant dates are April, July, and October. Annual awards are typically granted in the first quarter of each year. Generally, our equity awards granted to our Named Executive Officers vest over four years, subject to the employee’s continued employment with us on each vesting date.
The Board and Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity-based awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. For all stock option awards, the exercise price is the closing price of our Common Stock on the Nasdaq Capital Market on the date of the grant. If the grant date falls on a non-trading
day, the exercise price is the closing price of our Common Stock on the Nasdaq Capital Market on the last trading day preceding the date of grant. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for any Named Executive Officer grants in fiscal year 2025.

Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false